SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
June 22, 2006
Date of Report (Date of Earliest Event Reported)
FIRST POTOMAC REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7600 Wisconsin Avenue
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-9200
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
On June 22, 2006, First Potomac Realty Trust (the “Trust”) and First Potomac Realty Investment Limited Partnership, the operating partnership of the Trust (the “Partnership,” and together with the Trust, the “Obligors”), entered into a Note Purchase Agreement by and among the Trust, the Partnership and the Purchasers listed on the signature pages thereto (the “Purchasers”) pursuant to which the Partnership issued and sold in a private placement to the Purchasers $37,500,000 aggregate principal amount of the Partnership’s 6.41% Senior Notes, Series A, due 2013 (the “Series A Notes”) and $37,500,000 aggregate principal amount of the Partnership’s 6.55% Senior Notes, Series B, due 2016 (the “Series B Notes” and together with the Senior A Notes, the “Senior Notes”). The Senior Notes are guaranteed by (i) the Trust pursuant to a Guaranty Agreement dated as of June 22, 2006 (the “Trust Guaranty”) and (ii) certain direct and indirect subsidiaries of the Partnership pursuant to a Guaranty Agreement dated as of June 22, 2006 (the “Subsidiary Guaranty”). The Senior Notes were sold in transactions exempt from the registration requirements of the Securities Act of 1933 at a price of 100% of their principal amount. The Partnership intends to use the proceeds from the sale of the Senior Notes for general corporate purposes, including the repayment of outstanding indebtedness.
The Senior Notes are senior unsecured obligations of the Partnership and rank pari passu with the Partnership’s other senior unsecured debt. The Series A Notes bear interest at a rate of 6.41% per annum and mature on June 15, 2013. The Series B Notes bear interest at a rate of 6.55% per annum and mature on June 15, 2016. The Senior Notes include customary events of default upon which payments due and a make-whole amount under the Senior Notes may be accelerated. The Senior Notes also include customary covenants of the Obligors including maintenance of certain financial ratios, restrictions on secured debt and a prohibition on annual distributions by the Trust in excess of 95% of funds from operations. The Partnership may, at any time, prepay all or a portion of the Senior Notes outstanding.
Copies of the Form of Series A Note, Form of Series B Note, Note Purchase Agreement, Trust Guaranty and Subsidiary Guaranty are attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5, respectively, and the terms of each are incorporated by reference herein.
On June 22, 2006, the Trust issued a press release with respect to the sale of the Senior Notes, a copy of which is attached hereto as Exhibit 99.1.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
4.1	Form of Series A Note.

4.2	Form of Series B Note.

4.3	Note Purchase Agreement.

4.4	Trust Guaranty.

4.5	Subsidiary Guaranty.

99.1	Press release dated June 22, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST
June 23, 2006	/s/ Joel F. Bonder
Joel F. Bonder
Executive Vice President, General Counsel and Secretary

FIRST POTOMAC REALTY TRUST
INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description
4.1	Form of Series A Note.
4.2	Form of Series B Note.
4.3	Note Purchase Agreement.
4.4	Trust Guaranty.
4.5	Subsidiary Guaranty.
99.1	Press release dated June 22, 2006.